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                                                                   Exhibit 99.2

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the annual report of SpatiaLight, Inc. (the "Company") on Form 10-KSB/A for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                   /s/ ROBERT A.OLINS
                                   ----------------------
                                   Robert A. Olins

                                   Acting Chief Executive Officer and
                                   Principal Executive, Financial and
                                   Accounting Officer
                                   SpatiaLight, Inc.


                                   August 9, 2002